                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14 A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ] Preliminary proxy statement.           [ ]  Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6 (e)(2).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12.


                               DK INVESTORS, INC.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:
                           Common Stock
(2) Aggregate number of securities to which transaction applies:
                           1,175,717

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                           N/A
(4) Proposed maximum aggregate value of transaction:
                           N/A
(5) Total fee paid:
                           N/A
[ ] Fee paid previously with preliminary materials.
                           N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
                           N/A
(2) Form, Schedule or Registration Statement No.:
                           N/A
(3) Filing Party:
                           N/A
(4) Date Filed:
                           4/19/01

                               DK INVESTORS, INC.
                              205 Lexington Avenue
                            New York, New York 10016
                                 (212) 779-4233
--------------------------------------------------------------------------------



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001



      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DK Investors, Inc. ("DK" or "the Corporation"), a New York corporation, will be held at the offices of the Corporation at 205 Lexington Avenue, New York, New York, at 10:00 a.m. on Wednesday, June 6, 2001, for the following purposes:

     1. To elect seven Directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and shall qualify;

     2. To approve or disapprove an investment advisory agreement between DK and Wells Fargo, N.A.;


     3. To ratify or reject the selection of Cummings & Carroll, P.C., as independent auditors for DK for the fiscal year ending December 31, 2001;


     4. To transact any other business, that may properly come before the meeting in the discretion of the proxies or their subsidiaries.

     Stockholders of record at the close of business on May 4, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof.


By order of the Board of Directors
Harry Nadler, Secretary
Mailing Date: May 8, 2001



--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING DK TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               DK INVESTORS, INC.
                              205 Lexington Avenue
                            New York, New York 10016
                                 (212) 779-4233

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 2001

                                 PROXY STATEMENT
                                DATED MAY 8, 2001




This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DK Investors, Inc. ("DK") to be voted at the Annual Meeting of Stockholders to be held on June 6, 2001, at 10:00 a.m. and at any adjournment thereof, for the purposes set forth in the foregoing Notice of the Meeting.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon. If no choice or other instructions are given, the proxy will be voted

         FOR the election of each nominee as a Director,

         FOR the approval of the investment advisory agreement between DK and Wells Fargo, N.A., and

         FOR the ratification of the selection of Cummings & Carroll, P.C. as independent auditors.

         The proxy confers discretionary authority on the persons designated as proxies to vote on other business, which may properly come before the Meeting. No other business is currently contemplated. A stockholder may revoke his proxy at any time before it is voted by filing with the Secretary of DK a written notice revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by DK. In addition to solicitations through the mails, proxies may be solicited by officers and employees of DK, its investment adviser, and its transfer agent, without additional compensation. Such solicitations may be by telephone, e-mail or otherwise. DK will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

VOTING SECURITIES AND VOTING REQUIREMENTS

          A quorum of shareholders is required to take action at the corporation's annual meeting. A majority of the shares entitled to vote at each annual meeting represented in person or by proxy, will constitute a quorum of shareholders at that meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" as present for purposes of determining a quorum. As to shares held by a broker a "non-vote" is shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. For purposes of determining the approval of the matters submitted for a vote of the shareholders, abstentions and broker non-votes will have no effect. The details of each proposal to be voted on by the shareholders and the vote required for approval of each proposal are set forth under the description of each proposal below. Those persons who were shareholders of record at the close of business on May 4, 2001, will be entitled to one vote for each share held.

         As of such date there were outstanding 1,175,717 shares of stock of DK, each share being entitled to one vote.


SHARE OWNERSHIP

         Based upon information provided by the Corporation's transfer agent and the officers and directors of the Corporation, the following table sets forth, as of May 4, 2001, all persons who beneficially owned more than 5% of the Corporation's Common Stock and the number of shares of the Corporation's Common Stock beneficially owned by all directors and officers of the Corporation as a group.

                                                            Shares Held Both of Record            % of Class
        Name and Address                                        of Beneficially                   -----------
        ----------------                                        ---------------
Trust for the benefit of Murray Nadler            354,532                                             30.16
and Murray Nadler, individually(1)                (100 shares are owned of record by
   100 Sunrise Avenue                             Murray Nadler, and 354,432 owned
   Palm Beach, Florida                            by the trust.

Elizabeth Nadler(1)                               60,000                                               5.10
 100 Sunrise Avenue
 Palm Beach, Florida

Trust created under the Will of Ann               127,000                                             10.80
Nadler(2)
 c/o Eugene Nadler
 1050 Fifth Avenue
 New York NY 10028

Francine Yellon                                    90,655                                              7.71
 525 West 235th Street.
 Bronx, NY 10463

Sheila Nadler                                      87,291                                              7.42
 15 West 72nd St.
 New York, NY 10023

Estate of Glenn O. Thornhill(3)                   156,076                                             13.27
 c/o Jeffrey B. Bodenhorst, Executor
 Rte 2 Box 498
 Lebanon, VA 24266

Officers and Directors as a Group(4)              130,627                                             11.11


--------

       (1) The trustees of the Trust are his wife, Elizabeth Nadler, and their sons, Gene Nadler and Harry Nadler. Gene Nadler and Harry Nadler are directors and the only officers of DK.

       (2) The trustees of the Trust are Gene Nadler and Harry Nadler.

       (3) The Executor of the Estate is Jeffrey B. Bodenhorst.

       (4) The seven Officers and Directors, their shareholdings and interests are listed below.

OTHER HOLDINGS

         History of the Corporation and Family Relationships

         DK Investors, Inc. was founded in 1934 by the father of Murray Nadler, and Leon Nadler. Glenn O. Thornhill became a major stockholder in the 1940s. DK became an investment company in 1978.

         Ann Nadler was the wife of Leon Nadler. Leon Nadler and Ann Nadler are deceased. Sheila Nadler and Francine Yellon are the daughters of Leon and Ann Nadler. Elizabeth Nadler is the wife of Murray Nadler. Gene Nadler and Harry Nadler are the sons of Murray and Elizabeth Nadler. Francine Yellon, Gene Nadler, and Harry Nadler are directors of the Corporation.

         Glenn O. Thornhill is deceased. Mona T. Armistead, Mary Alice T. Bodenhorst, Joyce T. Bruns and Glenn O. Thornhill, Jr. are the daughters and son of Glenn O. Thornhill.

         In addition to the holdings shown above, the Nadler and Thornhill Families are known to own the following shares. The persons named above deny beneficial ownership of any shares other than those listed as owned by them individually.

         Nadler Families Interests

         Francine Yellon, Gene Nadler, and Harry Nadler and are directors of the Corporation and their shareholdings are shown under Board Nominees below.

         In addition:

         10,638 shares are owned by Francine Yellon's husband, Leslie Yellon.

         14,923 shares are owned by Debra David, daughter of Francine and Leslie Yellon.

         14,923 shares are owned by Irene Lipson, daughter of Francine and Leslie Yellon.

         Thornhill Family Interests

         In addition to the shares listed above:

         Mona T. Armistead and her family own an aggregate of 12,892 shares of record.

         Mary Alice T. Bodenhorst and her family own an aggregate of 11,279 shares of record.

         The Estate of Joyce T. Bruns and her family own an aggregate of 5,924 shares of record.

         Glenn O. Thornhill, Jr. and his family own an aggregate of 14,975 shares of record.

1.           ELECTION OF DIRECTORS

         Each of the following named persons is a nominee for election as a director of the Corporation until the next annual meeting of shareholders or until his or her successor is elected and qualified. Each share is entitled to one vote.

         The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of the Corporation. It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by the present Board.

         The table below shows each nominee's age, principal occupations and other principal business affiliations, the year in which each nominee was first elected or appointed a Board Member and the number of common shares of the Corporation which each nominee beneficially owned as of May 4, 2001. All of the nominees were last elected to the Board at the 2000 annual meeting of shareholders. None of the Board Members is a director of any other investment company.


THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.


BOARD NOMINEES (all of whom are currently directors)



                                                                                                   No. of Shares of
                                                                                                    Corporation's
          Name               Age             Principal Occupation              Has Served            Common Stock
          ----               ---             During Past 5 Years                  as a             Owned of Record
                                             ------------------                 Director                as of
                                                                                 Since               May 4, 2001
                                                                                -------              -------------
Harry Nadler(*)(**)          49               Real Estate Management             1992                    19,401
                                              Sales and Leasing, Williams
                                              Real Estate Co, Inc.

Gene Nadler(*)(**)           45               Vice  President, Solomon           1992                    20,226
                                              Smith Barney, Inc.,
                                              investment bankers

Francine                     72               Housewife                          1996                    90,655
       Yellon(*)(**)

Thomas                       48               President and Director of          1986                       0
B.Schulhof                                    Quadriga Art, Inc.

Joseph Kell                  78               Private Investor                   1992                       0



Angelo J. Balafas            71               Retired. Formerly Sr.              1992                       345
                                              Vice President, Chemical
                                              Bank.

Andrew Brucker               45               Attorney at Law                    1993                       0



---------

* See shares owned by family members and trusts set forth above.



** Harry Nadler, Gene Nadler, and Francine Nadler may be deemed "interested persons" as defined in the Investment Company Act of 1940 as amended..




         Attendance at Board Meetings and Directors Compensation

         The Board held four regular meetings in 2000. Each Director was paid $300 for each Board meeting he or she attended. The total fees paid to directors for attendance at meeting in 2000 was $7,900. The fees paid to each director and their attendance at the four meetings held during 2000 are as follows:

Gene Nadler,          4 meetings         $1,200
Harry Nadler          3 meetings         $  900
Francine Yellon,      3 meetings         $  900
Angelo J. Balafas,    4 meetings         $1,200
Andrew Brucker, Esq., 3 meetings         $1,200
Joseph Kell,          2 meetings         $  600
Thomas B. Schulhof    4 meetings         $  900

         At the meeting directors held in March, 2001, the Board voted to increase the fee for each meeting attended in person to $500.

OFFICERS OF THE CORPORATION

         The only officers of the Corporation are Gene Nadler, President, and Harry Nadler, Secretary. Each has served in that capacity for more than five years. Neither receives any compensation for serving in that capacity. Additional information regarding them appears under Beneficial Owners and Board Nominees and Directors above.



2.             APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
               WITH WELLS FARGO, N.A.

         Selection of a New Investment Adviser and Custodian


         Since 1982, the Corporation has engaged Chase Asset Management, Inc., a subsidiary of Chase Manhattan Bank, N.A. ("Chase") as its investment adviser. At the end of 2000, Chase merged with J.P. Morgan & Co. In February, 2001 the successor to Chase Asset Management, Inc., JP Morgan Fleming Inc., resigned the DK account because its new policy required it to pool DK's investment portfolio into a pool of at least $100 million; that cannot be done with this type of investment company. When the Board was informed that JPMorgan Fleming would not be able to continue to advise and manage its portfolio, six companies were suggested as candidates to take on these functions. All six companies were well known well qualified large banks or brokerage houses.



         The President of the Company, Gene Nadler, was appointed a committee of one to solicit proposals from these candidates. Three of the candidates declined the invitation since they required pooling of assets for management purposes into pools of at least $100 million. The other three submitted informal bids for the opportunity. After some negotiation with all three, all three bids were identical in regard to their financial terms. However, the President recommended that the Company select Wells Fargo Bank N.A. He has met with James T. Branciforte who would be the principal adviser to the fund; it was represented to him that Mr. Branciforte would be the chief contact for the Company where the other two candidates had customer relations representatives with whom we would deal rather than the principal investment adviser. The board considered whether the location of Mr. Branciforte and the Wells Fargo organization in Palo Alto, California would be a detriment to communications and coordination with it since the Company has its offices, directors and officers and other professional advisers in New York City and its vicinity. It concluded that in this era, with telephone, fax and electronic communications being in common usage, the Palo Alto location of the investment adviser should not be an impediment. The board voted unanimously in favor of engaging Wells Fargo Bank, N.A. as its investment adviser, and manager of its portfolio.



         Under the Advisor's Agreement (the "Agreement"), Wells Fargo, N.A. will furnish the Corporation investment advice, certain administrative, clerical, bookkeeping, statistical services, and act as custodian of DK's assets. All services provided the Corporation pursuant to the Agreement will be furnished directly by Wells Fargo, N.A. The Agreement provides for Wells Fargo, N.A. to be paid a fee on a monthly basis of .30% of the average daily net asset value of the portfolio for the first $15 million, and .25% thereafter. This fee schedule is guaranteed for five years. The accounting method for funds such as DK Investors is to account for principal and interest in separate accounts. Wells Fargo's fee will be calculated, collected and charged on a monthly basis to the principal account of the Corporation as it has been in the past.


         The fee schedule of Chase was calculated quarterly at the rate of .40% of the average daily net asset value of the portfolio. In 2000 Chase was paid $58,920 for its services. Based on the average daily net asset value of the portfolio for 2000, under the proposed fee arrangement, Wells Fargo, N.A. would have been paid $44,190. The new arrangement with Wells Fargo, N.A. is anticipated to save the Corporation approximately $15,000 per annum.

         Subject to prior termination as described below and subject to termination by either party on thirty days written notice, the Advisor's Agreement shall continue in force for one year from the date of the execution of the Agreement, and from year to year thereafter so long as such continuance after that date (1) is specifically approved at least annually by a vote of the Board of Directors of the Corporation, and by vote of a majority of the outstanding voting securities of the Corporation, and (2) is specifically approved at least annually by vote of a majority of those directors who are not parties to the Advisor's Agreement or "interested persons" (as that term is defined under the Investment Company Act of 1940) of any such party; provided in each case that votes by the Board of Directors are cast in person at a meeting called for the purpose of voting such approval. The Agreement further provides that the contract will automatically terminate in the event of its "assignment" as that term is defined under the Investment Company Act of 1940 and may be terminated by either party on thirty days written notice.

         A copy of the Agreement is attached to this proxy statement as Exhibit "A". The discussion of the Agreement contained in this proxy statement does not purport to be complete and is qualified in its entirety by reference to the attached Agreement.

INFORMATION ABOUT WELLS FARGO BANK N.A.


         Wells Fargo Bank, N.A. is a subsidiary of Wells Fargo & Company. Wells Fargo & Company, the parent of Wells Fargo Bank, N.A., is a diversified financial services company organized under the laws of Delaware and registered as a bank holding company and as a financial holding company. Based on assets, as of December 31, 2000, it was the fourth largest bank holding company in the United States. The parent is a public company the reports of which can be found on the EDGAR website of the Securities and Exchange Commission. The parent has its principal place of business at: 420 Montgomery St, Sixth & Marquette, San Francisco, CA 94163. The office of Wells Fargo, N.A. which will manage the account is located at 301 University Avenue, Ste 301, Palo Alto, California 94301.



         Wells Fargo does not manage any other investment company with similar investment objectives.



         The Chief Executive Officer and each director of Wells Fargo & Company, their addresses, and their principal occupations are as follows:




Richard M. Kovacevich      Mr. Kovacevich, 57, is president and chief executive
                           officer of the Company. From January 1993 to November
                           1998 he served as chief executive officer of the predecessor Norwest bank. During that time he also served as president through January 1997 and as chairman from May 1995 to November 1998. Mr.
                           Kovacevich also serves as a director of Cargill, Incorporated and Target Corporation. Mr. Kovacevich became a director of the predecessor Norwest bank in 1986.



Leslie S. Biller           Mr. Biller, 53, is vice chairman and chief operating
                           officer of the Company. He served as president and chief operating officer of the predecessor Norwest bank from February 1997 to November 1998 and as executive vice president and head of South Central
                           Community Banking from 1990 until February 1997. Mr.
                           Biller is also a director of Ecolab Inc. He became a director of the predecessor Norwest bank in 1997.



J. A. Blanchard III        Mr. Blanchard, 58, became chairman and chief
                           executive officer of eFunds Corporation in Scottsdale, Arizona in June 2000 and continued to serve as chairman, president, and chief executive officer of Deluxe Corporation, a position he held from May 1995 until December 2000. eFunds
                           Corporation, a spin-off corporation of Deluxe
                           Corporation, offers electronic payment, payment protection, and related services to the financial and retail industries. Mr. Blanchard is also a director of eFunds Corporation and ADC Telecommunications Inc.
                           He became a director of the predecessor Norwest bank in 1996.

Michael R. Bowlin          Mr. Bowlin, 58, served as chairman and chief
                           executive officer of Atlantic Richfield Company
                           ("ARCO"), an integrated petroleum products company in Los Angeles, California, from July 1995 until his retirement in April 2000. Mr. Bowlin also serves as a director of Edwards Lifesciences Corporation. He became a director of the predecessor Wells Fargo bank in 1996.



David A. Christensen       Mr. Christensen, 65, served as president and chief
                           executive officer of Raven Industries, Inc., a diversified manufacturer of plastics, electronics, and special-fabric products in Sioux Falls, South
                           Dakota, from 1971 until his retirement in August 2000 and continues to serve as a director. He also serves as a director of Beta Raven, Inc., Medcomp Software,
                           Inc., and Xcel Energy. Mr. Christensen became a director of the predecessor Norwest bank in 1977.



Spencer F. Eccles          Mr. Eccles, 66, became chairman of the Company's
                           Intermountain Banking Region and a director of the Company in October 2000. Prior to that date, he served as chairman and chief executive officer of First Security Corporation from January 1982 until
                           October 2000, when it merged with a wholly-owned subsidiary of the Company. Mr. Eccles also serves as a director of Union Pacific Corporation, and he is a trustee of Intermountain Health Care.

Susan E. Engel             Ms. Engel, 54, became chairwoman and chief executive
                           officer of Department 56, Inc., a designer and marketer of collectibles and specialty giftware in Eden Prairie, Minnesota, in November 1996. She had been president and chief operating officer of the company from September 1994 until November 1996. Ms.
                           Engel also serves as a director of Department 56, Inc. and SUPERVALU INC. She became a director of the predecessor Norwest bank in 1998.



Robert L. Joss             Mr. Joss, 59, became Philip H. Knight professor and
                           dean of the Graduate School of Business at Stanford
                           University in September 1999. From 1993 to 1999, he served as chief executive officer and managing director of Westpac Banking Corporation, Australia's second largest banking organization. Prior to joining
                           Westpac, Mr. Joss held a variety of positions at Wells Fargo Bank, N.A., including vice chairman from 1986 to 1993. He is also a director of BEA Systems, Inc. and E.piphany, Inc. Mr. Joss became a director of the Company in 1999.

Reatha Clark King          Dr. King, 62, has been president and executive
                           director of the General Mills Foundation, a corporate foundation in Minneapolis, Minnesota, since 1988. She also serves as a vice president of General Mills, Inc., with responsibility for its citizenship programs. She is a director of Exxon Mobil
                           Corporation, H.B. Fuller Company, and Minnesota
                           Mutual Companies, Inc. Dr. King became a director of the predecessor Norwest bank in 1986. Dr. King, 62, has been president and executive director of the General Mills Foundation, a corporate foundation in Minneapolis, Minnesota, since 1988. She also serves as a vice president of General Mills, Inc., with responsibility for its citizenship programs. She is a director of Exxon Mobil Corporation, H.B. Fuller
                           Company, and Minnesota Mutual Companies, Inc. Dr.
                           King became a director of the predecessor Norwest bank in 1986.



Richard D. McCormick       Mr. McCormick, 60, served as chairman of the board of
                           U S WEST, Inc., a telecommunications and data networking company in Denver, Colorado, from June
                           1998 until his retirement in 1999. From May 1992 to June 1998, he had been chairman, president, and chief executive officer of U S WEST, Inc. Mr. McCormick also serves as a director of Concept Five
                           Technologies and Health Trio, Inc., United Airlines
                           Corporation, and United Technologies Corporation. He became a director of the predecessor Norwest bank in 1983.

Benjamin F. Montoya        Mr. Montoya, 65, served as chairman and chief
                           executive officer of Public Service Company of New
                           Mexico, a public utility in Albuquerque, New Mexico, until his retirement in October 2000. From 1993 until June 2000, he had been president and chief executive officer. He had also served as chairman of the board since June of 1999. He is also a director of Brown and Caldwell, The Environmental Company, Furrs Corp.,
                           Jacobs Engineering Group, Inc., and Public Service
                           Company of New Mexico. Mr. Montoya became a director of the predecessor Norwest bank in 1996.



Philip J. Quigley           Mr. Quigley, 58, had been chairman, president, and
                           chief executive officer since 1994 of Pacific Telesis Group, a telecommunications holding company, until his retirement in December 1997. He also serves as a director of SRI International, Nuance Communications, Inc., Vina Technologies, Inc., and as an advisory director of Thomas Weisel Partners LLC. Mr. Quigley became a director of the predecessor Wells Fargo bank in 1994.



Donald B. Rice             Mr. Rice, 61, has been president, chief executive
                           officer, and a director of UroGenesys, Inc., a biotechnology research and development company in Santa Monica, California, since 1996. He was president, chief operating officer, and a director of Teledyne, Inc. from 1993 to 1996. He is also a director and serves as chairman of the board of Scios, Inc., and as a director of Amgen Inc., Vulcan
                           Materials Company, and Unocal Corporation. Mr. Rice served as a director of the predecessor Wells Fargo bank from 1980 to 1989, and rejoined the board of the predecessor Wells Fargo bank in 1993. He was president, chief operating officer, and a director of Teledyne, Inc. from 1993 to 1996.

Judith M. Runstad          Ms. Runstad, 56, is of counsel to Foster Pepper &
                           Shefelman PLLC, a law firm in Seattle, Washington, and was a partner of the firm from 1979 to 1998. She specializes in real estate development, land use, and environmental law. She is also a director of SAFECO
                           Corporation and Potlatch Corporation. Ms. Runstad became a director of the predecessor Wells Fargo bank in May 1998.



Susan G. Swenson           Ms. Swenson, 52, became president and chief operating
                           officer of Leap Wireless International, a wireless communications carrier in San Diego, California, in July 1999. From 1994 to 1999, she was president and chief executive officer of Cellular One, a cellular telecommunications company in South San Francisco, California. She is also a director of General Magic, Inc. and Palm, Inc. Ms. Swenson became a director of the predecessor Wells Fargo bank in 1994.



Chang-Lin Tien             Mr. Tien, 65, holds the University Professor
                           Statewide Chair and the NEC Distinguished Professor of Engineering Chair at the University of California, Berkeley, where he was chancellor from 1990 to 1997.
                           He is also a director of Chevron Corporation and Shanghai Commercial Bank Limited. Mr. Tien became a director of the predecessor Wells Fargo bank in 1990.



Michael W. Wright          Mr. Wright, 62, served as chairman, president, and
                           chief executive officer of SUPERVALU INC., a food distributor and retailer headquartered in
                           Minneapolis, Minnesota, from 1982 until June 2000, and continues to serve as chairman and chief executive officer. He is also a director of Cargill, Incorporated, Honeywell International Inc., S. C.
                           Johnson & Son, Inc., and SUPERVALU INC. Mr. Wright became a director of the predecessor Norwest bank in 1991.

         The Professionals Who will Manage the Account



The individuals who will be the principal advisers to the Company in regard to its portfolio are:





Timothy J. Leach           Mr. Leach is Executive Vice President and Chief
                           Investment Officer of Wells Fargo. He has served as
                           Chief Investment Officer since May of 1999. He is responsible for establishing investment policy for over 1300 investment professionals across 24 states, administering a total of $120 billion of client assets. In addition, Mr. Leach has direct oversight of the investment strategy and process for investment professionals with discretionary management of over 60,000 client accounts totaling over $52 billion.
                           Prior to rejoining Wells Fargo in 199, Mr. Leach was
                           President and Chief Investment Officer of ABN Amro
                           Asset Management, Inc., the US investment management subsidiary of the Dutch global bank, ABN Amro. As
                           CIO, Mr. Leach had oversight of 80 investment professionals managing $8 billion of client assets.
                           In addition, Mr. Leach was the Chairman of the Board of the $3.5 billion ABN Amro Fund mutual fund complex. From 1977 through 1994 Mr. Leach held various asset management positions with Wells Fargo
                           Bank and a predecessor division within Bank of America.



Scott C. Benner, CFA       Scott C. Benner, CFA is Senior Vice President and
                           Senior Director of Investments for Private Client
                           Services based in San Francisco. Mr. Benner is responsible for the portfolio management across the West Coast as well as Well Fargo's National Strategic
                           Wealth Initiative. He joined Wells Fargo in 1999.
                           Previous to this role, Mr. Benner was Senior Managing
                           Director of First American Asset Management, in
                           Minneapolis and was responsible for it's national portfolio management, as well as institutional sales and relations management and as Director of Portfolio
                           Management for Qualivest Capital Management in
                           Seattle. Prior to this he was Chief Investment
                           Officer for West One Bank, and led the taxable fixed income team for First Interstate Bank of California.
                           His experience covers institutional investment, mutual fund management and looking after the wealth needs of the affluent.

Alan R. Adelman            Alan Adelman is Executive Vice President and Chief
                           Investment Strategist of Wells Fargo's Private Client
                           Services which administers more than $133 billion in assets, including $60 billion actively managed assets for high net-worth investors. In this position, he provides investment strategy for some 220 portfolio managers, 1200 registered representatives, 600 personal trust officers and 150 private bankers throughout PCS. He also manages investment professionals in Western Locations from Alaska to Texas and he is the Chief Investment Officer for Well
                           Fargo's off-shore trust company. Mr. Adleman joined
                           Wells Fargo in October 2000. Prior to coming to the company, he worked at First Union Bank. From 1994 to 1997, Adelman served as CEO and President of Analytic-TSA Global Asset Management, a United Asset
                           Management firm based in Los Angeles and London.
                           Before that, he was the Chief Investment Officer of First Interstate Bank of California's Investment
                           Management Division.



Dean A. Junkans,           Mr. Junkans is a Senior Regional Manager. Prior to
CFA                        joining Norwest Investment Management, Inc., a
                           predecessor to Well Fargo & Company, Mr. Junkans had considerable experience in a wide range of investment responsibilities over the course of the last seventeen years. Early in his career, at the Bank for Cooperative, Mr. Junkans worked in the Treasury area where he was responsible for cash management, bank and dealer relations, and the fixed income investment portfolio. More recently, Mr. Junkans was the Manager of the Trust Investment Department for American Bank in St. Paul, where he was responsible for managing the Regional Equity Fund and Large Company Stock
                           Fund, in addition to managing portfolios for high net worth clients as well as managing the individual portfolio managers in the group.

REQUIRED VOTE
         Approval of the Advisor's Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Company. Management recommends a vote "FOR" approval of the Advisor's Agreement.


  3.         APPROVAL OF CUMMINGS & CARROLL, P.C. AS INDEPENDENT
AUDITORS

         The members of the Board who are not "interested persons" of the Corporation have unanimously selected Cummings & Carroll, P.C., independent public accountants, as independent auditors, to audit the books and records for the Corporation for its current fiscal year. Cummings & Carroll, P.C. has served the Corporation in this capacity since before it became an investment company in 1978. It has no direct or indirect financial interest in the Corporation except as independent auditors. The selection of Cummings & Carroll, P.C., as independent auditors of the Corporation is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Corporation present and entitled to vote on the matter. A representative of Cummings & Carroll, P.C. is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

         Cummings & Carroll, P.C. is located at 175 Great Neck Road, Great Neck, NY 11021.

         Audit Fees

         The aggregate fees billed for professional services rendered for the audit of DK's annual financial statements for the most recent fiscal year and the review of the Corporation's semi-annual financial statement was $12,500. No other fees were paid to Cummings & Carroll for 2000.

The board unanimously recommends that shareholders vote for the ratification of the selection of Cummings & Carroll, P.C. as independent auditors.


EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Corporation. Additional solicitation may be made by letter, telephone or telegraph by officers of the Corporation, by officers or employees of Wells Fargo, N.A., or by dealers and their representatives.


FISCAL YEAR

The fiscal year end of the Corporation is December 31.

ANNUAL REPORT DELIVERY

Annual reports was sent to shareholders of record of the Corporation on or about April 10, 2001. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND/OR SEMI-ANNUAL REPORT AS AVAILABLE UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO THE CORPORATION AT 205 LEXINGTON AVENUE, NEW YORK, NY 10016-6022 OR BY CALLING 212-779-4233. The Corporation's annual report has been filed electronically with the Securities and Exchange Commission and can be viewed on the SEC's EDGAR Internet service.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Corporation's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Corporation.

A list of shareholders entitled to be present and to vote at the Corporation's Annual Meeting will be available at the offices of the Corporation, 205 Lexington Ave., New York, NY 10016-6022 for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.




Harry Nadler
Secretary

                                                                       EXHIBIT A




[WELLS                                             SILICON VALLEY REGION
FARGO                                              Private Client Services
LOGO]                                              301 University Ave., Ste. 301
                                                   Palo Alto, CA 94301
                                                   650 752-0418
                                                   650 473-6412 Fax

                                                   JAMES T. BRANCIFORTE, SVP
                                                   Regional Manager
                                                   Director Portfolio Management

April 13, 2001

DK Investors, Inc. (the "DK")
205 Lexington Avenue, 16th Floor
New York, NY 10016-6022

Re:  Investment Advisory Services

Gentlemen:

This letter will serve to summarize our duties and obligations in the proposed Investment Management Account.

1. We understand that DK Investors, Inc. is a closed-end investment company registered as such under the Investment Company Act of 1940. We have been supplied a copy of the prospectus of DK and the provisions therein regarding its investment policy. Without in any way modifying the provisions of the prospectus, we understand that DK's investments are limited to high grade federally tax exempt municipal securities. No investment will be made of DK's money except in tax exempt securities.

2. We will prepare written Investment Guidelines for the fund for your review and approval.

3. From time to time we will make disbursements on behalf of the fund. The major anticipated disbursements are:

     - Transfers of funds to American Stock Transfer company for periodic dividends;

     -    Payment to directors for attendance at director's meeting; and

     - Payments for services such as attorneys, accountants, printers and to Wells Fargo for its services.

     We understand that this list is not all-inclusive.

4. We will provide a monthly statement reflecting transactions in the account as well as the month end market value of the assets held. The statements will be mailed to DK, c/o Pomeranz, Gottlieb & Mushkin, P.C., 205 Lexington Ave., 16th Floor, New York, NY, 10016-6022 and to Mr. Gene Nadler, 1050 5th Avenue, #12E, New York, NY, 10028.

5. We will provide a Form 1099 and an agency tax information letter for the account within 45 days following the end of the calendar year. The tax information letter will reflect income, gains/losses and management fees.


Continued.

DK Investors, Inc.
April 13, 2001
Page 2


6. Our fee schedule is as follows: .30% (30 basis points) of the prior month end market value of the portfolio for the first $15 million and .25% (25 basis points) of the prior month end market value of the portfolio on the balance. The fee will be calculated and collected on a monthly basis from the uninvested principal cash in the DK account and will be charged to principal, as it has been in the past. This fee schedule is guaranteed for five years. The five-year period will commence on the day the account is opened and will expire five years thereafter.

7. At our expense, a representative of Wells Fargo Bank, N.A. will attend the annual meeting of DK and be available to answer questions regarding our management of the Corporation's assets.

Sincerely,

Wells Fargo Bank, N.A., as agent.


By: /s/ James T. Branciforte
   ______________________________
   James T. Branciforte, SVP

Consented and Agreed to:

DK INVESTORS, INC.

By: _____________________________
    Gene Nadler, President

By: _____________________________
    Harry Nadler, Secretary

                                                                          [WELLS
                                                                           FARGO
                        INVESTMENT MANAGEMENT AGREEMENT                    LOGO]

ACCOUNT NAME   DK INVESTORS, INCORPORATED
             -------------------------------------------------------------------

ACCOUNT NUMBER
               -----------------------------------------------------------------


Capacity  / / Individual   /x/ Corporation
          / / Partnership   / / Foundation/Endowment Fund

          / / Fiduciary (please specify)
                                         ---------------------------------------

          / / Other (please specify)
                                     -------------------------------------------

Tax Status  / / U.S. Citizen    / / Non-resident Alien
            /x/ U.S. Corporation    / / U.S. Partnership
            / / Other (please specify)
                                       -----------------------------------------

CLIENT NAME(S) AND ADDRESS(ES):

DK INVESTORS, INCORPORATED
--------------------------------------  ----------------------------------------
(Name)                                  (Name)

205 LEXINGTON AVENUE, 16TH FLOOR
--------------------------------------  ----------------------------------------
(Address)                               (Address)

NEW YORK, NY 10016
--------------------------------------  ----------------------------------------
(City, State, Zip)                      (City, State, Zip)

(212) 779-4233
--------------------------------------  ----------------------------------------
(Phone Number)                          (Phone Number)



AGENT(S) FOR CLIENT AUTHORIZED TO ACT ON THIS ACCOUNT:


--------------------------------------  ----------------------------------------
(Name)                                  (Name)


--------------------------------------  ----------------------------------------
(Company Name)                          (Company Name)


--------------------------------------  ----------------------------------------
(Address)                               (Address)


--------------------------------------  ----------------------------------------
(City, State, Zip)                      (City, State, Zip)


--------------------------------------  ----------------------------------------
(Phone Number)                          (Phone Number)


--------------------------------------  ----------------------------------------
(Specimen Signature)                    (Specimen Signature)


Statements   /x/ Monthly  / / Quarterly  / / Other
                                                   -----------------------------


INCOME TO BE INVESTED AND DISTRIBUTED AS FOLLOWS:

ACCUMULATE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                         Investment Management & Trust
                                                         PRIVATE/CLIENT/SERVICES

                                     1 of 4

                       INVESTMENT MANAGEMENT AGREEMENT

CLIENT HEREBY APPOINTS WELLS FARGO BANK, NATIONAL ASSOCIATION ("BANK") AS ATTORNEY-IN-FACT AND AGENT, TO ACT FOR CLIENT AND IN CLIENT'S NAME. BANK SHALL ACT AS CUSTODIAN AND MANAGER OF CASH, SECURITIES, AND ANY OTHER PROPERTY ACCEPTABLE TO BANK NOW OR IN THE FUTURE DEPOSITED BY CLIENT WITH BANK.

     1. ACCOUNT. Bank will maintain custody of all assets in an Investment Management Account referred to in this agreement as the "Account." All securities in the Account will be held either by (i) Bank or a bank correspondent or (ii) a securities depository authorized by law to accept deposit of securities or (iii) a custodian selected by Bank and that may act as a Bank's agent. Securities may be registered in the name of (1) a nominee of Bank or a bank correspondent or (2) a nominee of a securities depository or custodian.

     2. ACCOUNTHOLDER(S). If more than one person or entity opens the Account, all singular references to Client in this agreement shall be read as plural to include all such accountholders, unless otherwise indicated below.

     3. CLIENT REPRESENTATION.

        a. Client represents and warrants to Bank that Client has full power and authority to enter into this agreement and to exercise control over the assets in the Account. If Client is acting in a fiduciary capacity, Client further represents and warrants to Bank that Client is duly appointed, qualified and acting in such capacity.

        b. Client agrees not to purchase securities for deposit to the Account unless Client is certain funds will be available on settlement date for the purchase. Client acknowledges that Bank need not accept or affirm any trade for Client when funds are not available in the Account.

        c. Client acknowledges and understands the Account is not a margin account and that securities cannot be purchased on margin as part of the account relationship.

     4. INVESTMENT MANAGEMENT AUTHORITY.* Client gives to Bank the following management authority over the assets in the Account: (Select one)

  s/GN s/MM  a. Bank has full discretionary authority to trade in stocks, bonds,
  ---------     securities or other investments, including money market
                instruments, whether or not such investments are of the kind or class authorized by law. Bank may purchase securities of an investment company such as Wells Fargo Funds for which Bank, its subsidiaries, or its affiliates acts as an investment advisor. Client retains the right to direct the purchase, sale, or retention of any securities in the Account, and Bank shall be fully protected in following any such direction.

             b. Bank will from time to time give Client investment advice.
  ---------     Bank may buy, sell, exchange, convert or otherwise trade in securities or other investments as Client directs. In the absence of contrary written direction from Client, Bank may invest any cash funds in appropriate short-term investments of Bank's choosing, including shares in Wells Fargo Funds.

             *Failure to initial on either line a. or b. above will result in the application of 4a.

     BANK AND OTHER WELLS FARGO AFFILIATES RECEIVE COMPENSATION FROM WELLS FARGO FUNDS FOR VARIOUS SERVICES PROVIDED TO THE FUNDS. (INVESTMENTS IN WELLS FARGO FUNDS ARE CHARGED FEES AND EXPENSES AT THE RATE AND IN ACCORDANCE WITH THE FORMULA FOR THESE SERVICES AS SET FORTH IN THE PROSPECTUS APPLICABLE TO THE INVESTMENT.)

     5. DAILY CASH MANAGEMENT. Bank will invest available principal and income cash in the Account, pending disbursement or investment, in a cash management vehicle. Client understands that cash available for investment may not be invested in such cash management vehicle until the next business day following its availability in the Account. Client understands that cash management vehicles made available by Bank may include deposit accounts at Bank or investments in Wells Fargo Funds or other registered investment companies (from which Bank may receive additional fees for providing administrative, investment advisory or other services). While Bank will invest cash on behalf of those Clients electing a tax-exempt vehicle in shares of a registered investment company which seeks to provide income exempt from federal income taxes (and, if applicable, mostly exempt from State income taxes), Bank cannot and does not guarantee the tax-exempt status of any such income. Client acknowledges having received and read a copy of the current prospectus for any registered investment company made available by Bank and selected by Client as a cash management vehicle.

     6. INCOME. Bank will receive income on the assets placed in the Account and pay or reinvest income as stated by Client on Page 1 of this agreement until receipt of written notice to the contrary by Client.

     7. APPOINTMENT OF AGENT. If client has designated in writing an agent who is authorized to give instructions to Bank concerning the Account, Bank is authorized and directed to follow any and all directions given to Bank by such agent ("Agent") with respect to the sale, purchase, transfer, pledge, exchange or other disposition of securities, cash and other property held in the Account, including without limitation the delivery of such assets to the Agent on Agent's order. Bank may follow Agent's directions as if such directions were given by the Client, and shall be fully protected in doing so, until receipt of written notice to the contrary from Client.

     8. STANDING INSTRUCTIONS AND AUTHORIZATIONS. Bank is authorized to do the following in the administration of the Account:

        a. To execute and deliver all agreements, appoint agents or subagents (including subsidiaries and affiliates) and do all other acts necessary to carry out the general purposes of this Agreement.

        b. To exchange stock certificates where required when their stated par value is revised by an issuing corporation or where merger or other corporate reorganization requires the exchange.

        c. To sell all fractional shares of stock received as a result of stock dividends or other corporate action.

        d. With respect to Proxies and Corporate Literature (select one):

          /   / (i) To forward to Client or Client's Agent all proxies for voting securities and all corporate literature issued by any company whose securities are in the Account. Bank will not vote any proxies; or

          / x / (ii) To receive all corporate literature and to vote shares of all securities held as assets of the Account. Client understands the shares will be voted in the same manner as Bank votes other shares for which it has voting authority. Client acknowledges that Bank cannot vote shares of its own stock or shares of stock in its affiliates. To the extent the Account owns any such shares, the proxies will be forwarded to Client for voting. This authorization will remain in force until canceled in writing by Client.


                         INVESTMENT MANAGEMENT & TRUST
                                     2 of 4

                       [INVESTMENT MANAGEMENT AGREEMENT]

     e. To deliver any instrument or document necessary to register securities or to complete sales or deliveries of them.

     f. At Client's direction, to pledge securities or other property in the Account when required to furnish collateral for loans or advances for which Client becomes obligated to Bank, or another financial institution. During the term of any such pledge, Client shall not give Bank any instructions regarding pledged assets in the Account which would be in violation of such pledge.

9. Release of Shareholder Information. Bank [ ] IS authorized [x] IS NOT authorized to disclose upon request to companies whose securities are held in the Account (a) Client's and/or Agent's name and address and (b) holdings in the Account of securities issued by such companies. If Client does not object to such disclosure above, Bank is required by law to provide such information upon request. Client understands and acknowledges that such information may be provided to persons other than the issuer of the securities, such as to a dissident or objecting shareholder.

10. Statements/Notification of Transactions. Bank will furnish Client or designate with statements of assets and transactions (at least) quarterly Client understands that Client is entitled to receive, at no additional cost, a written notification of each purchase and sale made by Bank on behalf of the Account. Client also understands that Client has a right to receive the notification within five business days from the date of the transaction or within five business days after receipt of a broker's confirmation. In lieu of a separate notification for each securities transaction, Client requests that Bank include all information on securities transactions in periodic account statements for the period involved in the form regularly used by Bank on such statements.

11. Client Instructions. Bank will make free delivery to third parties of securities or other property in the Account only on receipt of written instructions from Client or a duly appointed Agent. Instructions to Bank will be signed by Client or Agent. If there is more than one accountholder, such instructions (select one):

          [ ] (i) may be signed by any single accountholder, except when the Account is maintained by co-fiduciaries

          [ ] (ii) must be signed by all accountholders

     Client shall sign a "Facsimile and Electronic Mail Indemnity Agreement" to enable Bank in its absolute discretion, to accept oral, telegraphic, facsimile, electronically transmitted or cabled instructions from Client or Agent. This direction shall remain in effect until canceled in writing by Client or Agent.

12. Funds Transfers. Electronic funds transfers are governed by a Funds Transfer Agreement, Operating Agreement and Security Agreement executed by Client and not by this Investment Management Agreement.

13. Compensation. Bank will be paid fees in accordance with its Schedule of Fees provided to Client. Bank shall provide Client with a copy of any changes to the Schedule of Fees, and Client agrees that these changes will become effective thirty (30) days after Bank mails or otherwise provides Client with such copy. Bank reserves the right to charge Client for its out-of-pocket expenses and reasonable compensation for services which are beyond the scope of those duties described in this agreement.

14. Charging the Account. Bank is authorized to charge directly to any available funds in the Account its authorized fees and incidental expenses as well as the amount necessary for Bank to complete any purchase (including purchase-related expenses), to make any directed disbursement, or to take any other necessary action regarding the Account. Bank shall have no duty to make any purchase, exchange, or disbursement, or to incur any expense, unless the necessary funds are available in the Account. If an overdraft is created in the Account as a result of Client or Agent directing any activity in the Account, Bank may charge a fee to the Account. In the event of insufficient funds, Bank may, in its discretion, charge any Wells Fargo Bank account held in Client's name, whether individually or jointly.

15. Liability of Bank: Indemnification. Bank agrees to perform its duties under this agreement in good faith and with reasonable care. Bank will not be liable for any act or failure to act carried out in good faith reliance on any representation of Client, or as a consequence of any instructions of Client or Agent. Client agrees to indemnify and hold Bank harmless for and against any loss, liability, cost, damages, or expenses (including reasonable attorney's fees) resulting from Bank's performance of its duties and obligations under this agreement. In no event shall Bank be held liable under this agreement except for the negligence or misconduct of its officers and employees. Bank shall not be liable for the acts or omissions of (a) any broker or other agent to whom Client has directed any securities trade or other transaction or (b) any broker, depository, or other agent selected by Bank with reasonable care.

16. Termination. This agreement may be terminated at any time by thirty (30) days written notice from Client to Bank or from Bank to Client, and all assets in the Account shall be delivered according to Client's instructions. If there is more than one accountholder, such notice (select one):

          [x] may be signed by any single accountholder, except when the Account is maintained by co-fiduciaries

          [ ]  must be signed by all accountholders

     If this agreement is terminated within one (1) year of its effective date, Bank will receive compensation of the greater of its minimum annual fee or the pro rata fee to date of termination in accordance with the Schedule of Fees. If termination occurs more than one (1) year from the effective date, compensation will be prorated to the termination date. "Termination date" means the date when the securities and other property in the Account are delivered in accordance with Client's instructions for termination. Bank will be reimbursed for its reasonable and necessary costs related to termination.

17. Brokerage and Use of Affiliate Services. Client authorizes Bank from time to time in its sole discretion to employ Wells Fargo Securities Inc. or any of its successors or affiliates in connection with the purchase or sale of Account Assets. Client understands that such affiliated brokers may have an underwriter's interest in such transactions and may also receive fees, commissions or other direct or indirect benefits for engaging in such services which may include a profit to it. Bank is specifically authorized to undertake such transactions on Client's behalf as it deems reasonably appropriate so long as all such transactions are on terms and under circumstances comparable to those generally available through nonaffiliated brokers.


                        [Investment Management & Trust]


                                     3 of 4

                                                              [WELLS FARGO LOGO]

                       [INVESTMENT MANAGEMENT AGREEMENT]

18. FUNDS DISCLOSURE. Wells Fargo Funds are proprietary mutual funds. Wells Fargo Bank, N.A. or one of its affiliates receives advisory and other fees from Wells Fargo Funds for management and custody services provided to these funds. The fund shares are not bank deposits, and are not obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. or any of its affiliates. Investment in shares of any mutual fund involves certain risks, including possible loss of principal.

19. MODIFICATIONS AND AMENDMENTS. This agreement may be modified or amended by Bank effective thirty (30) days after Bank mails or otherwise provides Client with any such modifications or amendment.

20. ARBITRATION. Any dispute under this agreement shall be submitted to binding arbitration in the State of New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any award made in such arbitration may be entered and enforced in any court of competent jurisdiction.

21. GOVERNING LAW. The validity and construction of this agreement shall be governed by the laws of the State of New York.

--------------------------------------------------------------------------------
22. OPTIONAL* Provision in the Event of Incapacity. Client appoints Bank as his or her attorney-in-fact under this Agency Agreement. In the event that, in Bank's opinion, Client becomes incapacitated or is determined by court order to be incompetent, this power of attorney authorizes Bank to pay Client or expend for Client's benefit (and for the benefit of Client's spouse, if any, and/or dependent children), such sums from this Account as Bank, in its discretion, deems necessary or advisable for Client's proper care, support, health, maintenance and general welfare. It is Client's express desire that Bank do so. This power of attorney is expressly made durable and shall not be affected by Client's disability.

    (PLEASE CHECK ONE OF THE BOXES BELOW.)

    [ ] Yes, Bank is so appointed      [x] No, Bank is not so appointed

    * This provision may only be used if full investment discretion is granted under Paragraph 4 on "Agreement". This "Provision" is only applicable to individual clients and is null and void for TRUSTEES and other individuals serving in a representative or fiduciary capacity (e.g., personal representative or guardian).
--------------------------------------------------------------------------------
Client and Bank hereby agree to the above terms and conditions, effective upon acceptance by the Bank.

INDIVIDUAL(S)

If joint account, assets held as  [ ] Tenants in Common  [ ] Joint Tenants With
                                                             Right of
                                                             Survivorship
                                  [ ] Community Property [ ] Other (please
                                                             specify) ----------

-----------------------------------     ----------------------------------------
(Account Owner Signature)   Date        (Account Owner Signature)      Date

-----------------------------------     ----------------------------------------
(Social Security Number)                (Social Security Number)

FIDUCIARY (All co-fiduciaries must execute.)

-----------------------------------     ----------------------------------------
(Co-fiduciary Signature)   Date         (Co-fiduciary Signature)   Date

-----------------------------------     ----------------------------------------
(Name)                                  (Name)

-----------------------------------
(Taxpayer ID Number)

CORPORATION, PARTNERSHIP, FOUNDATION OR OTHER Please attach corporate resolution or other authorization.


-----------------------------------     ----------------------------------------
(Authorized Signer)          Date       (Authorized Signer)          Date


-----------------------------------     ----------------------------------------
(Name)                                  (Name)


--------------------------------------- ----------------------------------------
(Title)                                 (Title)


ACCEPTED: WELLS FARGO BANK, N.A.

-----------------------------------     ----------------------------------------
(Signature)                             (Name and Title)               Date

-----------------------------------     ----------------------------------------
(Signature)                             (Name and Title)               Date


                        [INVESTMENT MANAGEMENT & TRUST]

                                     4 of 4

(Revised as of 12/00)

                               DK INVESTORS, INC.

        PROXY SOLICITED BY MANAGEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                            Meeting: June 6, 2001

The undersigned stockholder of DK Investors, Inc. hereby appoints Thomas B. Schulhof, Gene Nadler and Martin Mushkin and each of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, and revocation to each of them for and in the name of the undersigned to vote all the shares of stock of the Company which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of the Company to be held at 205 Lexington Avenue, 16th Floor, New York, NY on June 6, 2001 at 10:00 a.m. and any adjournment of such meeting, on the following matters:

                         (TO BE SIGNED ON REVERSE SIDE.)

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


                    FOR all nominees listed         WITHHOLD AUTHORITY
                  at right (except as marked     to vote for all nominees
                    to the contrary below)            noted at right

1. ELECTION OF              [ ]                              [ ]              NOMINEES: Francine Yellon
   DIRECTORS                                                                            Andrew Brucker
                                                                                        Thomas B. Schulhof
                                                                                        Harry Nadler
                                                                                        Gene Nadler
                                                                                        Joseph Kell
                                                                                        Angelo Balafas

(INSTRUCTIONS: To withhold authority to vote for any individual nominee print that nominee's name on the space provided below)


To consider and act upon a proposal to:

                                             FOR       AGAINST       ABSTAIN
2. Approve the Investment Advisor's          [ ]         [ ]           [ ]
   Agreement between the Company
   and Wells Fargo Bank, N.A.

3. Approve the retention of Cummings         [ ]         [ ]           [ ]
   & Carroll, P.C. as the Company's
   independent auditors

4. Upon such other business as may come before the said meeting or any adjustments therefor

A majority of the proxies may exercise all powers granted hereunder, and if, only one of the proxies shall be present, he may exercise all the powers granted hereunder.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!




SIGNATURE(S)_________________________________________________ DATE _______, 2001

NOTE: Please sign as name appears on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please indicate your title.